EXHIBIT 99.1
                                                                    ------------

                                                        FOR FURTHER INFORMATION:
                                                               Gary L. Svec, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7100

For Immediate Release

              PRIVATEBANCORP REPORTS RECORD THIRD QUARTER EARNINGS

        Diluted earnings per share up 60 percent over third quarter 2000
                         Total assets surpass $1 billion

     Chicago, IL, October 22, 2001 -- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the third quarter ended September 30, 2001 was $1,591,000, or $0.32 per diluted share, an increase in diluted earnings per share of 60 percent over third quarter 2000 net income of $968,000 or $0.20 per diluted share. Compared to third quarter 2000 earnings of $0.28 per diluted share adjusted to exclude the one-time severance charge recorded in the third quarter 2000, diluted earnings per share for the third quarter 2001 increased 14 percent. Net income for the nine months ended September 30, 2001 was $4,282,000, or $0.88 per diluted share, an increase in diluted earnings per share of 44 percent compared to net income of $2,915,000, or $0.61 per diluted share, for the same period last year.

     "We reached another milestone this quarter by exceeding $1 billion in total assets, and we continued our emphasis on both loan and deposit growth across the markets we serve. Our balance sheet growth as well as increases in noninterest income including security gains have offset decreasing margins, resulting in higher income as compared to the prior year third quarter," said Ralph B. Mandell, Chairman, President and Chief Executive Officer.

     "Although the September 11th attacks have exacerbated an already slowing economy, we are confident that the market segments we serve are well positioned to weather the effects of the market downturn. While nonperforming assets have increased, our credit quality is still strong, with nonperforming loans less than 1 percent of total loans," said Mandell.

     Net interest income totaled $7.1 million in the third quarter of 2001, an increase of 12 percent over the third quarter of 2000. Average earning assets during the period were $940.4 million, an increase of 31 percent over the prior year third quarter. Net interest margin (on a tax equivalent basis) was 3.19 percent in the third quarter of 2001, versus 3.59 percent in the prior year third quarter and 3.28 percent in the second quarter of 2001. During the third quarter of 2001, the Company's average cost of funds decreased to 4.39 percent versus 5.77 percent in prior year quarter due primarily to a decrease in market interest rates. The same market forces caused average interest-earning asset yields to decrease to 7.18 percent from 8.77 percent in the prior year quarter. Despite the 350 basis point decrease in the prime rate during the first three quarters of 2001, our net interest margin has decreased only 40 basis points as compared to the prior year quarter due to our interest rate risk management strategies.

     Noninterest income for the quarter grew to $1.2 million, reflecting an increase of $475,000 or 64 percent over the third quarter of 2000. The increase in noninterest income is attributable primarily to $365,000 of net gains on the sale of investment securities. No securities were sold in the prior year quarter. Banking, trust services and other income increased $110,000 over the prior year quarter. Trust assets under administration decreased to $684.8 million at September 30, 2001 compared to $785.7 million at September 30, 2000, a decrease of 13 percent, attributable primarily to declines in equity valuations since the prior year quarter, which was partially offset by increases in new business.

     Noninterest expense increased to $5.4 million in the third quarter of 2001 from $4.7 million in the third quarter of 2000, adjusted to exclude the prior year one-time severance charge.

In the quarter ended September 30, 2000, the Company incurred a one-time charge of $562,000 pre-tax, reflecting expenses associated with severance packages for former executives as well as costs incurred to secure their replacements. The increase in noninterest expense between quarters reflects the growth of the organization during the twelve-month period. The efficiency ratio improved to
60.6 percent in the third quarter of 2001 from 63.9 percent in the prior year quarter, excluding the effect of the one-time severance charge.

     At September 30, 2001, nonperforming loans as a percentage of total loans were 0.90 percent, versus 0.37 percent at June 30, 2001 and 0.10 percent at September 30, 2000. Net charge-offs totaled $183,000 in the quarter ended September 30, 2001 versus $297,000 in the second quarter 2001 and $344,000 in the year-earlier period. The provision for loan losses was $845,000 in the third quarter of 2001, versus $738,000 in the second quarter 2001 and $383,000 in the third quarter of 2000. The higher provision for loan losses is related to growth in the Company's loan portfolio as well as increases in nonperforming loans.

     PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely-held businesses and commercial real estate investors. The Company operates two banking subsidiaries, The PrivateBank and Trust Company and The PrivateBank (St. Louis). The Company, which had assets of $1.0 billion at September 30, 2001, currently has banking offices in Chicago, Wilmette, Oak Brook, St. Charles, Lake Forest, Winnetka, and Geneva, Illinois, and in St. Louis, Missouri.

     Additional information can be found in the Investor Relations section of Private Bancorp, Inc.'s website at www.privatebk.com

Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, greater than anticipated deterioration in asset quality due to a prolonged economic downturn in the greater Chicago and St. Louis metropolitan areas, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Editor's Note:  Financial highlights attached.

                                       ###

                              PRIVATEBANCORP, INC.

                        CONSOLIDATED STATEMENTS OF INCOME

                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                    THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                      SEPTEMBER 30,                      SEPTEMBER 30,
                                                  2001             2000              2001             2000
                                                UNAUDITED        UNAUDITED        UNAUDITED         UNAUDITED
INTEREST INCOME
Interest and fees on loans.................       $12,832          $13,540          $38,856           $35,182
Interest on short term investments.........            23              357              231               822
Interest on investment securities..........         3,704            1,813           10,233             4,741
                                                  -------          -------          -------           -------
   Total interest income...................        16,559           15,710           49,320            40,745
                                                  -------          -------          -------           -------
INTEREST EXPENSE
Interest on deposits.......................         7,356            8,142           23,154            21,011
Interest on borrowings.....................         1,637            1,236            4,689             2,499
Interest on trust preferred securities.....           475               --            1,219                --
                                                  -------          -------          -------           -------
   Total interest expense..................         9,468            9,378           29,062            23,510
                                                  -------          -------          -------           -------
Net interest income........................         7,091            6,332           20,258            17,235
Provision for loan losses..................           845              383            1,922             1,356
                                                  -------          -------          -------           -------
Net interest income after provision........         6,246            5,949           18,336            15,879
                                                  -------          -------          -------           -------
NON INTEREST INCOME
Banking, trust services and other income...           855              745            2,687             2,126
Net securities gains.......................           365               --              904                92
                                                  -------          -------          -------           -------
   Total non interest income...............         1,220              745            3,591             2,218
                                                  -------          -------          -------           -------
NON INTEREST EXPENSE
Salaries and benefits......................         2,303            2,211            6,592             5,906
Severance charge...........................            --              562               --               562
Other operating expenses...................         2,842            2,248            8,843             6,723
Amortization of goodwill...................           206              206              618               525
                                                  -------          -------          -------           -------
   Total non interest expense..............         5,351            5,227           16,053            13,716
                                                  -------          -------          -------           -------
Income before income taxes.................         2,115            1,467            5,874             4,381
Income tax expense.........................           524              499            1,592             1,466
                                                  -------          -------          -------           -------
Net income.................................       $ 1,591          $   968          $ 4,282           $ 2,915
                                                  =======          =======          =======           =======
Weighted average shares O/S................     4,714,506        4,627,873        4,681,651         4,606,394
Diluted average shares O/S.................     4,929,171        4,823,982        4,841,730         4,786,642
EARNINGS PER SHARE
Basic......................................         $0.34            $0.21            $0.91             $0.63
Diluted....................................         $0.32            $0.20            $0.88             $0.61

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                           UNAUDITED              UNAUDITED
                                                                      SEPTEMBER 30, 2001      SEPTEMBER 30, 2000
ASSETS
Cash and due from banks..........................................           $   26,343              $ 21,815
Short term investments...........................................                2,959                 4,060
Investment securities-AFS........................................              279,319               132,814
Loans............................................................              716,117               584,919
Allowance for loan losses........................................               (7,558)               (5,991)
                                                                            ----------              --------
   Net loans.....................................................              708,559               578,928
Premises and equipment...........................................                4,198                 4,386
Goodwill.........................................................               11,011                11,835
Other assets.....................................................                9,586                 9,977
                                                                            ----------              --------
   Total assets..................................................           $1,041,975              $763,815
                                                                            ==========              ========
LIABILITIES
Non-interest bearing deposits....................................           $   68,789              $ 55,831
Interest bearing deposits........................................              732,357               577,176
                                                                            ----------              --------
   Total deposits................................................              801,146               633,007
                                                                            ----------              --------
Borrowings.......................................................              137,956                71,258
Long-term debt - trust preferred securities......................               20,000                    --
Other liabilities................................................               20,786                 8,484
                                                                            ----------              --------
   Total liabilities.............................................           $  979,888              $712,749
                                                                            ----------              --------
STOCKHOLDERS' EQUITY
Common stock and surplus.........................................           $   45,839              $ 44,731
Retained earnings................................................               15,294                 9,994
Accumulated other comprehensive income...........................                2,781                (1,830)
Deferred compensation............................................                 (877)                 (879)
Loans to executive officers......................................                 (950)                 (950)
                                                                            ----------              --------
   Total stockholders' equity....................................           $   62,087              $ 51,066
                                                                            ==========              ========
   Total liabilities and stockholders' equity....................           $1,041,975              $763,815
                                                                            ==========              ========
Book value per share.............................................               $13.07                $11.04

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED

                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                 3Q01          2Q01           1Q01          4Q00          3Q00
KEY STATISTICS
Earnings before one-time charges(1).....        $1,591        $1,358         $1,333        $1,510        $1,345
One-time charges (net of tax)(1)........            --            --             --            --          $377
Net income..............................        $1,591        $1,358         $1,333        $1,510          $968
Earnings before one-time charges per
   diluted share........................         $0.32         $0.28          $0.28         $0.32         $0.28
One-time charges (per diluted share)(1).            --            --             --            --         $0.08
Basic earnings per share................         $0.34         $0.29          $0.29         $0.33         $0.21
Diluted earnings per share..............         $0.32         $0.28          $0.28         $0.32         $0.20
Return on average total assets (before
   one-time charges)....................          0.64%         0.60%          0.64%         0.77%         0.71%
Return on average total equity (before
   one-time charges)....................         10.46%         9.46%          9.86%        11.35%        10.55%
Dividend payout ratio...................          8.94%         8.62%          8.79%         7.66%        11.97%
Non-interest income to average assets...          0.49%         0.57%          0.52%         0.48%         0.39%
Non-interest expense to average assets..          2.16%         2.39%          2.55%         2.48%         2.76%
Net overhead ratio......................          1.67%         1.82%          2.03%         2.00%         2.37%
Efficiency ratio excluding one-time
   charges(2)...........................          60.6%         64.5%          67.8%         63.0%         63.9%
Net interest margin.....................          3.19%         3.28%          3.35%         3.60%         3.59%
Yield on average earning assets.........          7.18%         7.74%          8.39%         8.82%         8.77%
Cost of average paying liabilities......          4.39%         4.92%          5.55%         5.82%         5.77%
Net interest spread.....................          2.79%         2.82%          2.84%         3.00%         3.00%

--------------
(1)     One-time charges represent costs associated with 2000 third quarter severance charges.
(2)     Ratio includes a tax equivalent adjustment for certain items in investment income.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED

                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                3Q01           2Q01           1Q01          4Q00           3Q00
BALANCE SHEET RATIOS
Loans to deposits (period end).........         89.39%         88.84%        90.13%         89.43%        92.40%
Average interest-earning assets to
   average interest-bearing liabilities         110.2          110.4         110.0          111.5         111.5
PER SHARE DATA
Dividends..............................        $0.030         $0.025        $0.025         $0.025        $0.025
Book value (period end)................        $13.07         $12.35        $12.15         $11.73        $11.04
Tangible book value (period end).......        $10.75          $9.96         $9.72          $9.22         $8.48
SHARE PRICE DATA
Closing price (period end).............      $15.9000       $16.2200      $15.9375        $9.1250      $13.8125
Diluted earnings multiple..............         12.42x         14.46x        14.10x          7.22x        17.30x
Diluted earnings multiple before
   one-time charges(1).................         12.42x         14.46x        14.10x          7.22x        12.37x
Book value multiple....................          1.22x          1.31x         1.31x          0.78x         1.25x
COMMON STOCK INFORMATION
Outstanding shares at end of period....     4,750,124      4,680,668     4,685,768      4,623,532     4,623,532
NUMBER OF SHARES USED TO COMPUTE:
Basic earnings per share...............     4,714,506      4,681,655     4,648,061      4,623,532     4,627,873
Diluted earnings per share.............     4,929,171      4,855,083     4,783,400      4,749,636     4,823,982
CAPITAL RATIOS (PERIOD END)
Total equity to total assets...........          5.96%          6.12%         6.52%          6.53%         6.69%
Total risk-based capital ratio.........         10.55%         10.98%        10.97%          8.15%         8.51%
Tier-1 risk based capital ratio........          8.88%          9.17%         9.12%          6.47%         6.72%
Leverage ratio.........................          6.99%          7.26%         7.60%          5.54%         5.54%

--------------
(1)     One-time charges represent costs associated with 2000 third quarter severance charges.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED

                             (DOLLARS IN THOUSANDS)

                                                           3Q01        2Q01         1Q01        4Q00        3Q00
SUMMARY INCOME STATEMENT
INTEREST INCOME
Loans, including fees..............................      $12,832     $12,963      $13,061     $13,451     $13,540
Short term investments.............................           23          31          177         236         357
Securities.........................................        3,704       3,327        3,202       2,714       1,813
                                                         -------     -------      -------     -------     -------
   Total interest income...........................       16,559      16,321       16,440      16,401      15,710
Interest expense...................................        9,468       9,615        9,979       9,821       9,378
                                                         -------     -------      -------     -------     -------
Net interest income................................        7,091       6,706        6,461       6,580       6,332
Provision for loan losses..........................          845         738          339         334         383
                                                         -------     -------      -------     -------     -------
   Net interest income after provision for loan
      losses.......................................        6,246       5,968        6,122       6,246       5,949
                                                         -------     -------      -------     -------     -------
NON-INTEREST INCOME
Banking, trust services and other income...........          855         938          894         951         745
Net Securities gains...............................          365         353          186          --          --
                                                         -------     -------      -------     -------     -------
   Total non-interest income.......................        1,220       1,291        1,080         951         745
                                                         -------     -------      -------     -------     -------
NON-INTEREST EXPENSE
Salaries and employee benefits.....................        2,303       1,855        2,434       2,268       2,211
Severance charge...................................           --          --           --          --         562
Goodwill...........................................          206         206          206         206         206
Occupancy expense..................................          985         960          888         807         803
Other non-interest expense.........................        1,857       2,388        1,765       1,609       1,445
                                                         -------     -------      -------     -------     -------
   Total non-interest expense......................        5,351       5,409        5,293       4,890       5,227
                                                         -------     -------      -------     -------     -------
Income before income taxes.........................        2,115       1,850        1,909       2,307       1,467
Provision for income taxes.........................          524         492          576         797         499
                                                         -------     -------      -------     -------     -------
   Net income......................................      $ 1,591     $ 1,358      $ 1,333     $ 1,510     $   968
                                                         =======     =======      =======     =======     =======

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED

                             (DOLLARS IN THOUSANDS)

                                                         3Q01         2Q01         1Q01        4Q00         3Q00
CREDIT QUALITY

NON-PERFORMING ASSETS:
Loans delinquent over 90 days...................        $3,766       $  938       $2,847      $1,421       $  242
Nonaccrual loans................................         2,658        1,504          117          24          324
Other real estate...............................            62           --           --          --           --
                                                        ------       ------       ------      ------       ------
   Total non-performing assets..................        $6,486       $2,442       $2,964      $1,445       $  566
                                                        ======       ======       ======      ======       ======
NET LOAN CHARGE-OFFS (RECOVERIES):
Loans charged off...............................        $  199       $  332       $   --      $  225       $  346
Recoveries......................................            16           35            8           8            2
                                                        ------       ------       ------      ------       ------
   Net charge-offs (recoveries).................        $  183       $  297       $   (8)     $  217       $  344
                                                        ======       ======       ======      ======       ======
Provision for loan losses.......................        $  845       $  738       $  339      $  334       $  383
                                                        ======       ======       ======      ======       ======
KEY RATIOS
Net charge-offs (recoveries) to average loans...          0.10%        0.18%       -0.01%       0.15%        0.23%
Total non-performing loans to total loans.......          0.90%        0.37%        0.47%       0.24%        0.10%
Total non-performing assets to total assets.....          0.62%        0.26%        0.34%       0.17%        0.07%
Allowance for loan losses to:
   Total loans..................................          1.06%        1.03%        1.03%       1.02%        1.02%
   Non-performing loans.........................           118%         282%         218%        423%       1,058%
LOAN LOSS RESERVE SUMMARY
Balance at beginning of period..................        $6,896       $6,455       $6,108      $5,991       $5,951
Provision.......................................           845          738          339         334          383
Net charge-offs (recoveries)....................           183          297           (8)        217          343
                                                        ------       ------       ------      ------       ------
   Ending loan loss reserve.....................        $7,558       $6,896       $6,455      $6,108       $5,991
                                                        ======       ======       ======      ======       ======
NET LOAN CHARGE-OFFS (RECOVERIES):
Commercial real estate..........................            --           --           --          --           --
Residential real estate.........................            --           --           --          --           --
Commercial......................................        $  185       $  276       $   (3)         --       $  343
Personal........................................            (2)          21           (5)     $  217           --
Home equity.....................................            --           --           --          --           --
Construction....................................            --           --           --          --           --
                                                        ------       ------       ------      ------       ------
   Total net loan charge-offs (recoveries)......        $  183       $  297       $   (8)     $  217       $  343
                                                        ======       ======       ======      ======       ======

                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                UNAUDITED
                                SEPTEMBER      UNAUDITED      UNAUDITED                           UNAUDITED
                                   30,         JUNE 30,       MARCH 31,      DECEMBER 31,       SEPTEMBER 30,
                                  2001           2001           2001             2000               2000

ASSETS
Cash and due from banks...     $   26,343       $ 28,515       $ 18,045        $ 28,637            $ 21,815
Federal funds sold........          2,959          7,305             81          11,876               4,060
Investment
   securities-available
   for sale...............        279,319        224,505        210,840         172,194             132,814
Loans.....................        716,117        666,710        626,900         599,429             584,919
   Less:  Allowance for
      loan losses.........         (7,558)        (6,896)        (6,455)         (6,108)             (5,991)
                               ----------       --------       --------        --------            --------
   Net loans..............        708,559        659,814        620,445         593,321             578,928
                               ----------       --------       --------        --------            --------
Premises and equipment,
   net....................          4,198          4,260          3,924           4,138               4,386
Goodwill..................         11,011         11,217         11,423          11,629              11,835
Other assets..............          9,586          9,271          8,935           7,714               9,977
                               ----------       --------       --------        --------            --------
      Total assets........     $1,041,975       $944,887       $873,693        $829,509            $763,815
                               ==========       ========       ========        ========            ========
LIABILITIES AND
   STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits...............     $   68,789       $ 65,373       $ 52,286        $ 61,789            $ 55,831
Interest bearing demand
   deposits...............         45,711         44,436         37,213          51,301              37,747
Savings and money market
   deposits...............        361,563        302,258        301,569         300,107             274,025
Time deposits.............        325,083        338,427        304,503         257,049             265,404
                               ----------       --------       --------        --------            --------
   Total deposits.........        801,146        750,494        695,571         670,246             633,007
Funds borrowed............        137,956        106,128         90,397          96,879              71,258
Long-term debt - trust
   preferred securities...         20,000         20,000         20,000              --                  --
Other liabilities.........         20,786         10,439         10,779           8,135               8,484
                               ----------       --------       --------        --------            --------
   Total liabilities......        979,888        887,061        816,747         775,260             712,749
Stockholders' equity......         62,087         57,826         56,946          54,249              51,066
                               ----------       --------       --------        --------            --------
   Total liabilities and
      stockholders' equity     $1,041,975       $944,887       $873,693        $829,509            $763,815
                               ==========       ========       ========        ========            ========

                            PRIVATEBANCORP, INC.
                       YEAR-TO-DATE AVERAGE BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                          YEAR-TO-DATE           YEAR-TO-DATE
                                                                       SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
AVERAGE ASSETS
Cash and due from banks..........................................            $ 22,256                $ 17,849
Short term investments...........................................               5,790                  18,026
Investment securities............................................             217,888                  97,561
Loans............................................................             647,181                 528,150
Less:  Allowance for loan losses.................................              (6,757)                 (5,675)
                                                                             --------                --------
Net loans........................................................             640,424                 522,475
                                                                             --------                --------
Premises and equipment...........................................               4,170                   3,624
Goodwill.........................................................              11,336                   9,707
Other assets.....................................................              10,157                   8,121
                                                                             --------                --------
Total average assets.............................................            $912,021                $677,363
                                                                             ========                ========
AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
Non-interest bearing deposits....................................            $ 57,023                $ 47,654
Interest bearing demand deposits.................................              43,098                  36,821
Savings and money market deposits................................             311,285                 263,224
Time deposits....................................................             307,456                 226,118
                                                                             --------                --------
Total average deposits...........................................             718,862                 573,817
Funds borrowed...................................................             109,276                  48,501
Long-term debt - trust preferred securities......................              17,216                      --
Other liabilities................................................               8,971                   5,812
                                                                             --------                --------
Total average liabilities........................................             854,325                 628,130
Average stockholders' equity.....................................              57,696                  49,233
                                                                             --------                --------
Average total liabilities and stockholders' equity...............            $912,021                $677,363
                                                                             ========                ========

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                       QUARTER ENDED            QUARTER ENDED
                                                                     SEPTEMBER 30, 2001      SEPTEMBER 30, 2000
AVERAGE ASSETS
Cash and due from banks.........................................           $ 22,483                $ 19,051
Short term investments..........................................              2,429                  21,560
Investment securities...........................................            250,979                 109,855
Loans...........................................................            690,404                 583,800
Less:  Allowance for loan losses................................             (7,248)                 (6,092)
                                                                           --------                --------
Net loans.......................................................            683,156                 577,708
                                                                           --------                --------
Premises and equipment..........................................              4,308                   4,013
Goodwill........................................................             11,132                  11,953
Other assets....................................................              9,757                   8,472
                                                                           --------                --------
Total average assets............................................           $984,244                $752,612
                                                                           ========                ========
AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
Non-interest bearing deposits...................................           $ 62,141                $ 51,208
Interest bearing demand deposits................................             43,311                  39,909
Savings and money market deposits...............................            336,297                 267,926
Time deposits...................................................            328,172                 269,056
                                                                           --------                --------
Total average deposits..........................................            769,921                 628,099
Funds borrowed..................................................            125,623                  66,588
Long-term debt - trust preferred securities.....................             20,000                      --
Other liabilities...............................................              8,380                   7,236
                                                                           --------                --------
Total average liabilities.......................................            923,924                 701,923
Average stockholders' equity....................................             60,320                  50,689
                                                                           --------                --------
Average total liabilities and stockholders' equity..............           $984,244                $752,612
                                                                           ========                ========